  September 2, 2020

Summary
Prospectus

VictoryShares Nasdaq Next 50 ETF (QQQN)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc. the investment manager of the VictoryShares USAA ETFs. VictoryShares USAA ETFs are distributed by Foreside Fund Services, LLC (Foreside), a broker dealer registered with FINRA and an entity that is not an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA is not affiliated with Foreside. USAA and the USAA logos are registered trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2019 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictorySharesLiterature.com.

You may also obtain this information at no cost by calling (866) 376-7890 or by sending an e–mail request to usaa.com.

You may also obtain this information at no cost from your financial intermediary.

VictorySharesLiterature.com
866-376-7890

VictoryShares Nasdaq Next 50 ETF Summary

Investment Objective

The VictoryShares Nasdaq Next 50 ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Q-50 Index (the "Index") before fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may incur usual or customary brokerage commissions and other charges on purchases and sales of shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.29%
Fee Waivers/Expense Reimbursements[2]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	0.18%

1Estimated for the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least May 31, 2022 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.18%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

VictoryShares Nasdaq Next 50 ETF Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$18	$74

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover generally will indicate higher transaction costs resulting in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. The Index is maintained exclusively by Nasdaq, Inc. (the "Index Provider").

The Index is composed of the 50 largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization after excluding the companies included in the Nasdaq-100 Index. The Index is constructed without regard to market capitalization size but its constituent companies will typically be large- and mid-cap.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.

The Index is reconstituted quarterly, and the companies in the Index are weighted by market capitalization. The Index may include more than or fewer than 50 stocks depending on the number of companies meeting the Index's criteria. As of June 30, 2020, the Index had a market capitalization range from $128 billion to $3.4 billion.

From time to time, the Fund's investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Index is not concentrated in any industry or group of industries, although it is more focused in the technology sectors.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

■  Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

■  Mid-Capitalization Company Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to

VictoryShares Nasdaq Next 50 ETF Summary (continued)

more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

■  Large Capitalization Stock Risk — The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

■  Index Risk — The Fund attempts to track the performance of the Index. The Fund's performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Limited Portfolio Risk — To the extent the Fund invests its assets in a fewer number of issuers than more diverse funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

■  Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund's performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund's portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, you may redeem your shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the shares and the underlying value of those shares.

■  Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV.

VictoryShares Nasdaq Next 50 ETF Summary (continued)

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a real-time update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in an industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

■  Technology Sector Risk — The Fund's focus in the technology sectors means that market or economic factors impacting that sector could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the technology sectors are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Foreign Investment Risks

■  Foreign Exposure Risk — Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

■  Currency Risk — The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the US dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares Nasdaq Next 50 ETF Summary (continued)

Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.VictorySharesLiterature.com or by calling 1-866-376-7890. The Fund's performance is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Manager

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a Creation Unit). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on The NASDAQ Stock Market, LLC (the "Exchange"). Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than net asset value ("NAV"), shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread").

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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